UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way,

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2022, the Board of Directors (the “Board”) of Shenandoah Telecommunications Company (the “Company”) amended and restated the Bylaws of the Company (as amended and restated, the “Bylaws”), effective as of the same date. Among other things, the amendments effected thereby:

•	expressly prohibit solicitation of proxies in support of nominees for director other than the nominees of the Board if such solicitation does not comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”);
•	permit the Company to disregard any proxies or votes solicited for the director nominee of a shareholder or related person and the nomination if the shareholder or related person commences such solicitation and nomination in accordance with Rule 14a-19 and subsequently fails to comply with any of the requirements of Rule 14a-19;
•	permit the Company to require any such shareholder or related person to provide reasonable evidence that such shareholder or related person has met the requirements of Rule 14a-19;
•	require any shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white; and
•	incorporate other technical, ministerial, clarifying and conforming changes.

A copy of the Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference herein. The foregoing summary of the amendments effected by the Bylaws is qualified in its entirety by reference to the full text of the Bylaws filed as Exhibit 3.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Shenandoah Telecommunications Company, effective October 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Date: October 27, 2022	By:	/s/ James J. Volk
Senior Vice President and Chief Financial Officer